                                  SCHEDULE 14C
                                 (RULE 14C-101)

                 INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Check the appropriate box:

[X]  Preliminary Information Statement          [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement

                        Enterprise Group of Funds, Inc.
--------------------------------------------------------------------------------
                  (Name of Registrant As Specified in Charter)

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     previously. Identify the previous filing by registration statement number,
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
(ENTERPRISE GROUP OF FUNDS LOGO)
-------------------------------------------------------------------------------

December 3, 1999

Dear Fellow Shareholder:

     We are pleased to enclose an Information Statement relating to changes in the Fund Managers for The Enterprise Group of Funds, Inc. Enterprise Equity Fund (the "Equity Fund"), Enterprise Capital Appreciation Fund (the "Capital Appreciation Fund") and Enterprise Managed Fund (the "Managed Fund").

The New Fund Managers

        TCW Funds Management, Inc. ("TCW") was named Fund Manager of the Equity Fund effective November 1, 1999, by the Board of Directors of The Enterprise Group Of Funds, Inc. TCW had assets under management in excess of $55 billion as of September 30, 1999.

        Marsico Capital Management, LLC ("Marsico Capital") was named Fund Manager of the Capital Appreciation Fund effective November 1, 1999, by the Board of Directors of The Enterprise Group Of Funds, Inc. Marsico Capital had assets under management in excess of $9 billion as of September 30, 1999.

        Sanford C. Bernstein & Co., Inc. ("Bernstein") was named Co-Fund Manager of the Managed Fund effective November 1, 1999, by the Board of Directors of The Enterprise Group Of Funds, Inc. Bernstein had assets under management in excess of $85 billion as of September 30, 1999. The current Fund Manager, OpCap Advisors ("OpCap"), will continue to manage as Co-Fund Manager.

        TCW, Marsico Capital and Bernstein bring their investment management expertise to the Equity, Capital Appreciation and Managed Funds of the Enterprise family of 17 Funds. In selecting TCW, Marsico Capital and Bernstein as Fund Managers, consideration was given to, among other factors, the firms' investment management acumen and style in conjunction with the investment objectives of the Equity, Capital Appreciation and Managed Funds. There will be no change in the Equity, Capital Appreciation and Managed Funds' investment objectives. However, TCW's, Marsico Capital's and Bernstein's investment styles are distinct and will result in a modification of investment strategies for their respective Funds.

Equity Fund

        Using a bottom-up investment approach, TCW invests in large- and medium-capitalization companies that have a long record of successful operations in their core business. Looking for companies with a dominant position in a niche business (e.g., technology, production or distribution), TCW also takes the financial quality of the company into consideration. Prime candidates have sound financial fundamentals and management that is committed to shareholder interests.

        The management fee paid by the Equity Fund to Enterprise Capital Management, Inc. ("Enterprise Capital") will remain unchanged at 0.75% of its average daily net assets; and fees paid by Enterprise Capital to TCW will be according to the following schedule: 0.40 of 1% per year for the first $100,000,000 (one hundred million dollars) of assets under management and 0.30% per year for assets under management in excess of $100,000,000 (one hundred million dollars).

Capital Appreciation Fund

         Marsico Capital's investment strategy blends top-down economic/industry analysis with bottom-up stock selection and emphasizes large capitalization growth companies. Marsico Capital specifically looks for those companies exhibiting market expertise/dominance, above average unit growth or potential to undergo positive change, a sustainable acceleration of revenues and earnings, attractive valuation and excellent management.

         The management fee paid by the Capital Appreciation Fund to Enterprise Capital will remain unchanged at 0.75% of its average daily net assets; and fees paid by Enterprise Capital to Marsico Capital will be according to the following schedule: 0.45 of 1% per year for assets under management.

 Managed Fund

         Using a bottom-up investment approach, Bernstein invests in large capitalization companies that have a long record of successful operations in their core business. In selecting stocks, Bernstein analyzes long-term expected return and near-term stock performance in order to make adjustments to the fund's mix as needed. In reviewing a company, analysts meet with management and, if applicable, suppliers, clients, competitors and consultants. All this is done to gain a deep understanding of their companies' future earnings and cash flow prospects.

         The management fee paid by the Managed Fund to Enterprise Capital Management, Inc. ("Enterprise Capital") will remain unchanged at 0.75% of its average daily net assets; however, fees paid by Enterprise Capital to Bernstein will be revised to the following schedule: 0.40 of 1% per year for the first $10,000,000 of assets under management; 0.30 of 1% per year for the next $40,000,000 of assets under management; 0.20 of 1% per year for the next $50,000,000 of assets under management; and 0.10% per year for assets in excess of $100,000,000; and the fees paid by Enterprise Capital to OpCap will be according to the following schedule: 0.40 of 1% per year for the first $1,000,000,000 (one billion dollars) of assets under management; 0.30 of 1% per year for the next $1,000,000,000 (one billion dollars) of assets under management up to $2,000,000,000 (two billion dollars); and 0.25% of 1% per year for assets in excess of $2,000,000,000 (two billion dollars).

         We encourage you to read the attached information statement, which more fully describes TCW, Marsico Capital and Bernstein, and the Board of Directors' approval of the new subadvisory agreements. The other material terms of the subadvisory agreement are identical to the previous arrangements. The Enterprise Group of Funds, Inc. looks forward to working with TCW, Marsico Capital and Bernstein to assist you in working toward your investment goals. Thank you for your continued support.

Sincerely,

/s/ VICTOR UGOLYN

Victor Ugolyn
Chairman, President,
and Chief Executive Officer

                       THE ENTERPRISE GROUP OF FUNDS, INC.
                        EQUITY, CAPITAL APPRECIATION AND
                                  MANAGED FUNDS

                           ATLANTA FINANCIAL CENTER
                           3343 PEACHTREE ROAD, N.E.
                                   SUITE 450
                            ATLANTA, GA 30326-1022
 ------------------------------------------------------------------------------
                                   PRELIMINARY
                              INFORMATION STATEMENT
 ------------------------------------------------------------------------------

         We are providing this Information Statement to the shareholders of The Enterprise Group of Funds, Inc. Enterprise Equity Fund (the "Equity Fund"), Enterprise Capital Appreciation Fund (the "Capital Appreciation Fund") and Enterprise Managed Fund (the "Managed Fund") in lieu of a proxy statement, pursuant to the terms of an exemptive order that The Enterprise Group of Funds, Inc. (the "Fund") has received from the Securities and Exchange Commission. The order permits the Fund's investment adviser, Enterprise Capital Management, Inc. ("Enterprise Capital"), to hire new Fund Managers and to make changes to existing Fund Manager contracts with the approval of the Fund's Board of Directors, but without obtaining shareholder approval. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

SHARE OWNERSHIP

         The Equity, Capital Appreciation and Managed Funds are a separate series of shares of beneficial interest of the Fund. As of November 1, 1999, there were 2,903,140 shares outstanding as to the Equity Fund, there were 4,068,686 shares outstanding as to the Capital Appreciation Fund, and there were 41,326,953 shares outstanding as to the Managed Fund. The cost of this Information Statement will be paid by the Fund.

         To the knowledge of the Fund, as of November 1, 1999, no single person or "group" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934), had the power to direct the vote of more than 5% of the Equity, Capital Appreciation or Managed Fund's outstanding shares. This information statement will be mailed on or about December 3, 1999.

THE FUND

         The Equity, Capital Appreciation, and Managed Funds are investment funds of the Fund, a Maryland corporation. The Fund has entered into an investment advisory agreement with Enterprise Capital dated July 1, 1999 (the "Adviser's Agreement"). Under the Adviser's Agreement, it is Enterprise Capital's responsibility to select, subject to the review and approval by the Board of Directors, one or more subadvisers (the "Fund Managers") to manage each investment fund of the Fund. The Adviser's Agreement also gives Enterprise Capital the responsibility to review and monitor the performance of the Fund Managers on an ongoing basis, and to recommend to the Board of Directors changes to the roster of Fund Managers as appropriate. Enterprise Capital also is responsible for conducting all business operations of the Fund, except those operations contracted to the Fund's custodian or transfer agent. As compensation for these services, Enterprise Capital receives a fee from each investment fund of the Fund, from which Enterprise Capital renders all fees payable to the Fund Managers. The investment funds of the Fund, therefore, pay no fees directly to the Fund Managers.

         Enterprise Capital recommends Fund Managers for the investment funds to the Board on the basis of its continuing quantitative and qualitative evaluation of the Fund Manager's skills in managing assets pursuant to specific investment styles and strategies in accordance with the objectives of each investment fund. Short-term investment performance, by itself, is not a significant factor in selecting or terminating a Fund Manager, and Enterprise Capital does not expect to recommend frequent changes of Fund Managers.

         The Fund Managers do not provide any services to the investment funds except Fund investment management and related record-keeping services. However, in accordance with the procedures adopted by the Board, the Fund Managers, or their affiliated broker-dealers, may execute transactions for the Equity, Capital Appreciation and Managed Funds and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules thereunder.

BOARD OF DIRECTORS' DECISION

         At a meeting held on October 26, 1999, the Board, including a majority of the non-interested Directors, approved Enterprise Capital's recommendation to replace OpCap Advisors ("OpCap") with a new Fund Manager for the Equity Fund and to replace Provident Investment Counsel, Inc. ("Provident") with a new Fund Manager for the Capital Appreciation Fund. The Board, including a majority of the non-interested Directors, also approved Enterprise Capital's recommendation to add Sanford C. Bernstein & Co., Inc. ("Bernstein") as a Co-Fund Manager of the Managed Fund along with OpCap. Accordingly, the Board approved new Fund Manager Agreements (the "New Agreements") with TCW Funds Management, Inc. ("TCW") for the Equity Fund, Marsico Capital Management, LLC ("Marsico Capital") for the Capital Appreciation Fund, and Bernstein along with OpCap for the Managed Fund. The Board's decisions to replace OpCap and Provident on the Equity and Capital Appreciation Funds, respectively, and to add Bernstein as a Co-Manager on the Managed Fund along with OpCap were based on performance and divergent investment strategies. In approving the New Agreements, the Board considered a number of factors, including, but not limited to: (i) the performance of the Equity, Capital Appreciation and Managed Funds since they commenced operations; (ii) the nature and quality of the services expected to be rendered to the Equity, Capital Appreciation and Managed Funds by the Fund Managers, (iii) that the material terms of the Fund Manager Agreements will be unchanged under the New Agreements; (iv) the history, reputation, qualification and background of the Fund Managers, as well as the qualifications of their personnel. The Board considered these factors to be of equal weight and importance.

         Enterprise Capital made the recommendations to hire TCW, Marsico Capital and Bernstein in the ordinary course of its ongoing evaluation of Fund Manager performance and investment strategy. Enterprise Capital conducted extensive research of numerous candidate firms and qualitative and quantitative analysis of each candidate's organizational structure, investment process and style, and long-term performance record. Enterprise Capital believes that TCW's management style is appropriately suited to the Equity Fund, that Marsico Capital's management style is appropriately suited to the Capital Appreciation Fund and that Bernstein's management style is appropriately suited to serving as the Co-Manager of the Managed Fund.

THE FUND MANAGER AGREEMENTS

The Equity Fund

         OpCap served as Fund Manager of the Equity Fund, pursuant to a Fund Manager Agreement dated November 5, 1997 (the "Previous Agreement for the Equity Fund"). Under the Adviser's Agreement, the Equity Fund paid to Enterprise Capital a management fee at the rate of 0.75% of the average of the daily closing net asset values of the Fund per year. From this amount, under the Previous Agreement for the Equity Fund, Enterprise Capital paid to OpCap fees equal to 0.40 of 1% of the Equity Fund's daily net assets up to $100,000,000 (one hundred million dollars) and 0.30 of 1% thereafter on the Equity Funds average daily net assets. These fees will remain the same under the New Agreement for the Equity Fund.

         For the fiscal year ended December 31, 1998, the Equity Fund paid to Enterprise Capital management fees in the amount of $77,640, of which Enterprise Capital paid $33,324 to OpCap. If the New Agreement for the Equity Fund had been in effect for 1998, the fee paid by Enterprise Capital to the Fund Manager would have been the same.

The Capital Appreciation Fund

         Provident served as Fund Manager of the Capital Appreciation Fund, pursuant to a Fund Manager Agreement dated May 15, 1995 (the "Previous Agreement for the Capital Appreciation Fund"). Under the Adviser's Agreement, the Capital Appreciation Fund paid to Enterprise Capital a management fee equal to 0.75% of its average daily net assets. From this amount, under the Previous Agreement for the Capital Appreciation Fund, Enterprise Capital paid to Provident fees equal to 0.50 of 1% of the Capital Appreciation Fund's daily net assets up to $100,000,000; 0.45% of 1% on the next $100,000,000; 0.35 of 1% on the next
$100,000,000; and 0.30 of 1% thereafter on the Capital Appreciation Funds' average daily net assets. The Fund Manager fees will change under the New Agreement for the Capital Appreciation Fund with Marsico Capital to: 0.45 of 1% per year of the average of the daily closing net asset value of assets under management.

         For the fiscal year ended December 31, 1998, the Capital Appreciation Fund paid to Enterprise Capital management fees in the amount of $944,606, of which Enterprise Capital paid $616,764 to Provident. If the New Agreement for the Capital Appreciation Fund had been in effect for 1998, the fee paid by Enterprise Capital to the Fund Manager would have been $567,111.

The Managed Fund

         Under the New Agreements with Bernstein and OpCap, Bernstein and OpCap are obligated to provide the same services to the Managed Fund as OpCap alone provided under the Previous Agreement for the Managed Fund. In addition, the New Agreements do not change the management fee paid by the Managed Fund. Assets held in the Managed Fund as of November 1, 1999 were divided equally for management between OpCap and Bernstein. Net cash flows into the Managed Fund/redemptions out of the Managed Fund will be allocated on a 50/50 basis for management purposes going forward.

         OpCap served as Fund Manager of the Managed Fund, pursuant to a Fund Manager Agreement dated November 5, 1997 (the "Previous Agreement for the Managed Fund"). Under the Adviser's Agreement, the Managed Fund paid to Enterprise Capital a management fee at the rate of 0.75% of the average of the daily closing net asset values of the Fund per year paid monthly.

         From this amount, under the Previous Agreement for the Managed Fund Enterprise Capital paid to OpCap fees equal to 0.40 of 1% of the Managed Fund's daily net assets up to $100,000,000 (one hundred million dollars) and 0.30 of 1% on the Managed Fund's average daily net assets in excess of $100,000,000 (one hundred million dollars). These fees will change under the New Agreement on the fifty-percent (50%) of the Managed Fund that Bernstein manages to: 0.40 of 1% per year for the first $10,000,000 of assets under management; 0.30 of 1% per year for the next $40,000,000 of assets under management (up to $50,000,000);
0.20 of 1% per year for the next $50,000,000 of assets under management (up to $100,000,000); and 0.10% per year for assets under management in excess of $100,000,000; and the fees paid by Enterprise Capital to OpCap on the fifty-percent (50%) of the Managed Fund that it manages will stay the same as under the previous schedule: 0.40 of 1% per year for the first $100,000,000 (one hundred million dollars) of assets under management and 0.30 of 1% on the Managed Fund's average daily net assets in excess of $100,000,000 (one hundred million dollars).

         For the fiscal year ended December 31, 1998, the Managed Fund paid to Enterprise Capital Management fees in the amount of $3,103,061, of which Enterprise Capital paid $1,341,224 to OpCap. If the New Agreements for the Managed Fund with Bernstein and OpCap had been in effect for 1998, the fee paid by Enterprise Capital to Bernstein would have been $366,855, and the fee paid by Enterprise Capital to OpCap would have been $720,566, for a total sub-advisory fee of $1,087,421.

         The New Agreements with TCW, Marsico Capital, Bernstein and OpCap are identical in form in all material respects to the Previous Agreements with the exception of the revised Fund Manager fee schedules for Marsico Capital and Bernstein. The form of the New Agreements with TCW, Marsico, Bernstein and OpCap are attached to this Information Statement as Exhibits A, B, C and D, respectively.

THE BOARD OF DIRECTORS' DECISION

         In approving the New Agreements, the Board of Directors considered a number of material factors, including, but not limited to: that the terms and conditions of the New Agreements are substantially identical to those of the previous agreements for the Equity, Capital Appreciation and Managed Funds, the performance of the Equity, Capital Appreciation and Managed Funds, the quality of the services rendered by TCW, Marsico Capital and Bernstein, and that the New Agreements will secure the continuity of such services. The Board considered these factors to be of equal weight and importance. On the basis of their review of the New Agreements and relevant information, the Board concluded that the New Agreements are fair, reasonable and in the best interests of the Shareholders of the Equity, Capital Appreciation and Managed Funds. Accordingly, the Board of Directors, including the non-interested Directors, unanimously approved the New Agreements.

INFORMATION ABOUT ENTERPRISE CAPITAL

         Enterprise Capital, located at the Atlanta Financial Center, 3343 Peachtree Road, N.E., Suite 450, Atlanta, Georgia 30326-1022, serves as the Investment Adviser and Administrator of the Fund. Enterprise Capital is a second-tier subsidiary of The MONY Group Inc. and had more than $8 billion under management as of October 31, 1999. Enterprise Fund Distributors, Inc. is the Fund's principal underwriter, and its address is 3343 Peachtree Road N.E., Suite 450, Atlanta

Georgia 30326-1022. Enterprise Capital also provides investment advisory services to Enterprise Accumulation Trust. The Equity Portfolio has an identical investment objective to the Equity Fund, the Capital Appreciation Portfolio has an identical investment objective to the Capital Appreciation Fund and the Managed Portfolio has an identical investment objective to the Managed Fund.

INFORMATION ON TCW, MARSICO CAPITAL AND BERNSTEIN

         The following are descriptions of TCW, Marsico Capital and Bernstein, which are based on information provided by TCW, Marsico Capital and Bernstein. TCW, Marsico Capital and Bernstein are not affiliated with Enterprise Capital or The Enterprise Group Of Funds, Inc. other than by reason of serving as Fund Managers to one or more Funds.

TCW

         TCW's offices are located at 865 South Figueroa, Suite 1800, Los Angeles, CA 90017. TCW has provided investment counseling since 1971. TCW's assets under management for all clients were $55 billion as of September 30, 1999. Usual separate account investment minimum is $50 million. Glen E. Bickerstaff is responsible for the day-to-day management of the Equity Fund and is a Managing Director of TCW, which he joined in 1998. He has 19 years of investment industry experience, and he previously served as Senior Fund Manager and Vice President for Transamerica Investment Services.

Marsico Capital

         Marsico Capital's offices are located at 1200 17th Street, Suite 1300, Denver, CO 80202. Marsico Capital has provided investment counseling since 1997. Marsico Capital's assets under management for all clients were $9 billion as of September 30, 1999. Usual separate account investment minimum is $100 million. Thomas F. Marsico, Chairman and Chief Executive Officer, is responsible for the day-to-day management of the Capital Appreciation Fund. Mr. Marsico founded Marsico Capital in 1997. He previously served as Fund Manager for Janus Capital Corp. from 1986-1997.

Bernstein

         Bernstein's offices are located at 767 Fifth Avenue, New York, New York 10153-0185. Bernstein has provided investment counseling since 1967. Bernstein's assets under management for all clients were $85 billion as of September 30, 1999. Usual separate account investment minimum is $5 million. A team led by Steven Pisarkiewicz, Chief Investment Officer of Structured Equity Services is responsible for the day-to-day management of Bernstein's portion of the Managed Fund.

ADDITIONAL INFORMATION

         To the knowledge of the Fund, as of November 1, 1999, no person beneficially owned more than 5% of the outstanding shares of any of the Equity, Capital Appreciation or Managed Funds. The Fund is not required to hold annual meetings of Shareholders; therefore, it cannot be determined when the next meeting of Shareholders will be held. Shareholder proposals intended to be considered for inclusion in the proxy statement for the next meeting of Shareholders must be received by the Fund a reasonable time before the proxy statement is mailed. Whether a Shareholder proposal will be included in the proxy statement will be determined in accordance with the applicable state and federal laws.

         Copies of the Fund's most recent annual and semi-annual reports are available without charge. You may obtain a copy of these reports by calling 1-800-432-4320, or writing to Enterprise Capital at the above address.

                                            By Order of the Board of Directors,

                                            Catherine R. McClellan, Secretary

                                                                       EXHIBIT A


                                   EQUITY FUND
                                       OF
                       THE ENTERPRISE GROUP OF FUNDS, INC.

                            FUND MANAGER'S AGREEMENT

         THIS AGREEMENT, made the 26th day of October, 1999, is among The Enterprise Group of Funds, Inc. (the "Fund"), a Maryland corporation, Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser"), and TCW Funds Management, Inc., a California corporation, (hereinafter referred to as the "Fund Manager").

BACKGROUND INFORMATION

         (A) The Adviser has entered into an Investment Adviser's Agreement with the Fund ("Investment Adviser's Agreement"). Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the funds of the Fund, and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as fund managers to the funds.

         (B) The parties hereto wish to enter into an agreement whereby the Fund Manager will provide to the Equity Fund of the Fund (the "Equity Fund") securities investment advisory services for the Equity Fund.

WITNESSETH THAT:

         In consideration of the mutual covenants herein contained, the Fund, Adviser and the Fund Manager agree as follows:

                  (1) The Fund and Adviser hereby employ the Fund Manager to render certain investment advisory services to the Equity Fund, as set forth herein. The Fund Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.

                  (2) The Fund Manager shall furnish the Equity Fund advice with respect to the investment and reinvestment of the assets of the Equity Fund, or such portion of the assets of the Equity Fund as the Adviser shall specify from time to time, in accordance with the investment objectives, restrictions and limitations applicable to the Equity Fund which are set forth in the Fund's most recent Registration Statement.

                  (3) The Fund Manager shall perform a monthly reconciliation of the Equity Fund to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.

                  (4) The Fund Manager shall for all purposes herein be deemed to be an independent contractor. The Fund Manager has no authority to act for or represent the Fund or the funds in any way except to direct securities transactions pursuant to its investment advice hereunder. The Fund Manager is not an agent of the Fund or the funds.

                  (5) It is understood that the Fund Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the funds.

                  (6) (a) The Adviser agrees to pay the Fund Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth (20th) day after the close of each calendar month, a sum equal to 0.033 of 1% of the average of the daily closing net asset value of the Equity Fund managed by the Fund Manager during such month (that is, 0.40 of 1% per year) for the first $100,000,000 of assets under management; and a sum equal to 0.025 of 1% of the average of the daily closing net asset value of the Equity Fund during such month (that is, 0.30 of 1% per year) for assets under management over $100,000,000.

                  (6) (b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.

                  (6) (c) For the purposes of this Paragraph 6, the daily closing net asset values of the Portfolio shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Equity Fund shares.

                  (7) The services of the Fund Manager hereunder are not to be deemed to be exclusive, and the Fund Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Fund Manager of its responsibilities hereunder, it is agreed that the Fund Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder.

                  (8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Fund Manager shall not be liable to the Fund, the Equity Fund or the Adviser or to any shareholder or shareholders of the Fund, the Equity Fund or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Fund Manager hereunder.

                  (9) The Fund Manager will take necessary steps to prevent the investment professionals of the Fund Manager who are responsible for investing assets of the Equity Fund from taking, at any time, a short position in any shares of any holdings of the Equity Fund for any accounts in which such individuals have a beneficial interest, excluding short positions, including without limitation, short against-the-box positions, effected for tax reasons. The Fund Manager also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Equity Fund transactions insofar as such transactions may relate to the Fund Manager.

                  (10) In connection with the management of the investment and reinvestment of the assets of the Equity Fund, the Fund Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Equity Fund, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of fund securities for the Equity Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Equity Fund and its shareholders, the Fund Manager shall have the right, subject to the approval of the Board of Directors of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Equity Fund, the Adviser, or the Fund Manager and, subject to the Conduct Rules of the National Association of Securities Dealers, Inc., to select brokers and dealers who sell shares of the funds.

                  (11) The Fund may terminate this Agreement by thirty (30) days written notice to the Adviser and the Fund Manager at any time, without the payment of any penalty, by vote of the Fund's Board of Directors, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by thirty (30) days written notice to the Fund Manager and the Fund Manager may terminate this Agreement by thirty (30) days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provision of Section 15 (a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.

                  (12) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until December 31, 2000 and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Directors of the Fund, including a majority of those Directors who are not parties to this Agreement of interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund, and (2) is specifically approved at least annually by the vote of a majority of Directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                  (13) The Adviser shall indemnify and hold harmless the Fund Manager, its officers and directors and each person, if any, who controls the Fund Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Fund Manager's Agreement relates. However, in no case
(i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Fund Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Fund Manager or such controlling persons.

                           The Fund Manager shall indemnify and hold harmless
the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, damage or expense described in the foregoing indemnity, but only with respect to the Fund Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Fund Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Fund Manager, the Fund Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Fund Manager by the provisions of subsection (i) and (ii) of this Paragraph 13.

                  (14) Except as otherwise provided in Paragraph 13 hereof and as may be required under applicable federal law, this Fund Manager's Agreement shall be governed by the laws of the State of Georgia.

                  (15) The Fund Manager agrees to notify the parties within a reasonable period of time regarding a material change in the membership of the Fund Manager.

                  (16) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

                  (17) Unless otherwise permitted, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing:


by the Fund Manager:                TCW Funds Management, Inc.
                                    865 South Figueroa Street
                                    Suite 1800
                                    Los Angeles, California  90017

by the Adviser:                     Enterprise Capital Management, Inc.
                                    3343 Peachtree Road, N.E., Suite 450
                                    Atlanta, GA  30326-1022


by the Fund:                        Management, Inc.
                                    The Enterprise Group of Funds, Inc. c/o Enterprise Capital Management, Inc.
                                    3343 Peachtree Road, N.E., Suite 450
                                    Atlanta, GA  30326-1022

or by such other person or persons at such address or addresses as shall be specified by the applicable party, in each case, in a notice similarly given. Each party may rely upon any notice or other communication from the other reasonably believed by it to be genuine.

                  (18) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

                  (19) This Agreement constitutes the entire agreement between the Fund Manager, the Adviser and the Fund relating to the Equity Fund.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and their corporate seals hereunder duly affixed and attested, as of the date first above written.


                                                THE ENTERPRISE GROUP OF FUNDS, INC.
(SEAL)

ATTEST:  /s/CATHERINE R. MCCLELLAN              By: /s/ VICTOR UGOLYN
       --------------------------------            -------------------------------------------
                  Secretary                        Victor Ugolyn, Chairman, President
                                                      and Chief Executive Officer


                                                ENTERPRISE CAPITAL MANAGEMENT, INC.
(SEAL)

ATTEST:  /s/CATHERINE R. MCCLELLAN              By: /s/ VICTOR UGOLYN
       ---------------------------------           -------------------------------------------
                  Secretary                        Victor Ugolyn, Chairman, President
                                                      and Chief Executive Officer


                           TCW FUNDS MANAGEMENT, INC.
(SEAL)

ATTEST:  /s/                                    By:/s/ MICHAEL E. CAHILL
       ---------------------------------           -------------------------------------------
           Assistant Vice President                    Michael E. Cahill, Managing Director



(SEAL)

ATTEST: /s/                                        By:  /s/ PATRICIA M. NAVIS
       ---------------------------------           -------------------------------------------
           Assistant Vice President                     Patricia M. Navis, Vice-President

                                                                       EXHIBIT B


                            CAPITAL APPRECIATION FUND
                                       OF
                       THE ENTERPRISE GROUP OF FUNDS, INC.

                            FUND MANAGER'S AGREEMENT

         THIS AGREEMENT, made the 1st day of November, 1999, is among The Enterprise Group of Funds, Inc. (the "Fund"), a Maryland corporation, Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser"), and Marsico Capital Management, LLC, a Colorado LLC, (hereinafter referred to as the "Fund Manager").

BACKGROUND INFORMATION

         (A) The Adviser has entered into an Investment Adviser's Agreement with the Fund ("Investment Adviser's Agreement"). Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the funds of the Fund, and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as fund managers to the funds.

         (B) The parties hereto wish to enter into an agreement whereby the Fund Manager will provide to the Capital Appreciation Fund of the Fund (the "Capital Appreciation Fund") securities investment advisory services for the Capital Appreciation Fund.

WITNESSETH THAT:

         In consideration of the mutual covenants herein contained, the Fund, Adviser and the Fund Manager agree as follows:

                  (1) The Fund and Adviser hereby employ the Fund Manager to render certain investment advisory services to the Capital Appreciation Fund, as set forth herein. The Fund Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.

                  (2) The Fund Manager shall furnish the Capital Appreciation Fund advice with respect to the investment and reinvestment of the assets of the Capital Appreciation Fund, or such portion of the assets of the Capital Appreciation Fund as the Adviser shall specify from time to time, with full discretion in accordance with the investment objectives, restrictions and limitations applicable 3to the Capital Appreciation Fund which are set forth in the Fund's most recent Registration Statement.

                  (3) The Fund Manager shall perform a monthly reconciliation of the Capital Appreciation Fund to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.

                  (4) The Fund Manager shall for all purposes herein be deemed to be an independent contractor. The Fund Manager has no authority to act for or represent the Fund or the funds in any way except to direct securities transactions pursuant to its investment advice hereunder. The Fund Manager is not an agent of the Fund or the funds.

                  (5) It is understood that the Fund Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the funds.

                  (6) (a) The Adviser agrees to pay the Fund Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth (20th) day after the close of each calendar month, a sum equal to 0.0375 of 1% of the average of the daily closing net asset value of the Capital Appreciation Fund managed by the Fund Manager during such month (that is, 0.45 of 1% per year).

                  (6) (b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.

                  (6) (c) For the purposes of this Paragraph 6, the daily closing net asset values of the Portfolio shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Capital Appreciation Fund shares.

                  (7) The services of the Fund Manager hereunder are not to be deemed to be exclusive, and the Fund Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Fund Manager of its responsibilities hereunder, it is agreed that the Fund Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder.

                  (8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Fund Manager shall not be liable to the Fund, the Capital Appreciation Fund or the Adviser or to any shareholder or shareholders of the Fund, the Capital Appreciation Fund or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Fund Manager hereunder.

                  (9) The Fund Manager will take necessary steps to prevent the investment professionals of the Fund Manager who are responsible for investing assets of the Capital Appreciation Fund from taking, at any time, a short position in any shares of any holdings of the Capital Appreciation Fund for any accounts in which such individuals have a beneficial interest, excluding short positions, including without limitation, short against-the-box positions, effected for tax reasons. The Fund Manager also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Capital Appreciation Fund transactions insofar as such transactions may relate to the Fund Manager.

                  (10) In connection with the management of the investment and reinvestment of the assets of the Capital Appreciation Fund, the Fund Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Capital Appreciation Fund, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of fund securities for the Capital Appreciation Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Capital Appreciation Fund and its shareholders, the Fund Manager shall have the right, subject to the approval of the Board of Directors of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Capital Appreciation Fund, the Adviser, or the Fund Manager and, subject to the Conduct Rules of the National Association of Securities Dealers, Inc., to select brokers and dealers who sell shares of the funds.

                  (11) The Fund may terminate this Agreement by thirty (30) days written notice to the Adviser and the Fund Manager at any time, without the payment of any penalty, by vote of the Fund's Board of Directors, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by thirty (30) days written notice to the Fund Manager and the Fund Manager may terminate this Agreement by thirty (30) days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provision of Section 15 (a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.

                  (12) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until December 31, 2000 and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Directors of the Fund, including a majority of those Directors who are not parties to this Agreement of interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund, and (2) is specifically approved at least annually by the vote of a majority of Directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                  (13) The Adviser shall indemnify and hold harmless the Fund Manager, its officers and directors and each person, if any, who controls the Fund Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Fund Manager's Agreement relates. However, in no case
(i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Fund Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Fund Manager or such controlling persons.

                           The Fund Manager shall indemnify and hold harmless
the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, damage or expense described in the foregoing indemnity, but only with respect to the Fund Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Fund

Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Fund Manager, the Fund Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Fund Manager by the provisions of subsection (i) and
(ii) of this Paragraph 13.

                  (14) Except as otherwise provided in Paragraph 13 hereof and as may be required under applicable federal law, this Fund Manager's Agreement shall be governed by the laws of the State of Georgia.

                  (15) The Fund Manager agrees to notify the parties within a reasonable period of time regarding a material change in the membership of the Fund Manager.

                  (16) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

                  (17) Unless otherwise permitted, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing:

by the Fund Manager:  Marsico Capital Management, LLC
                      1200 17TH STREET, SUITE 1300
                      Denver, CO  80202

by the Adviser:       Enterprise Capital Management, Inc.
                      3343 Peachtree Road, N.E., Suite 450
                      Atlanta, GA  30326-1022


by the Fund:          The Enterprise Group of Funds, Inc. c/o Enterprise Capital
                      Management, Inc.
                      3343 Peachtree Road, N.E., Suite 450
                      Atlanta, GA  30326-1022


or by such other person or persons at such address or addresses as shall be specified by the applicable party, in each case, in a notice similarly given. Each party may rely upon any notice or other communication from the other reasonably believed by it to be genuine.

                  (18) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

                  (19) This Agreement constitutes the entire agreement between the Fund Manager, the Adviser and the Fund relating to the Capital Appreciation Fund.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and their corporate seals hereunder duly affixed and attested, as of the date first above written.

                                           THE ENTERPRISE GROUP OF FUNDS, INC.
(SEAL)

ATTEST:  /s/CATHERINE R. MCCLELLAN        By:     /s/VICTOR UGOLYN
       -------------------------------       -----------------------------------
                 Secretary                    Victor Ugolyn, Chairman, President
                                                  and Chief Executive Officer


                                          ENTERPRISE CAPITAL MANAGEMENT, INC.
(SEAL)

ATTEST:  /s/CATHERINE R. MCCLELLAN        By: /s/VICTOR UGOLYN
       -------------------------------       -----------------------------------
                  Secretary                   Victor Ugolyn, Chairman, President
                                                   and Chief Executive Officer


                                          MARSICO CAPITAL MANAGEMENT, LLC
(SEAL)

ATTEST:  /s/CHRISTOPHER J. MARSICO        By:   /s/BARBARA M. JAPHA
       ------------------------------       -----------------------------------
              Title: COO/Secretary
                    -----------------
                                          Name: Barbara M. Japha
                                               ---------------------------------

                                          Title:        President
                                                --------------------------------

                                                                       EXHIBIT C


                                  MANAGED FUND
                                       OF
                       THE ENTERPRISE GROUP OF FUNDS, INC.

                            FUND MANAGER'S AGREEMENT

         THIS AGREEMENT, made the 26th day of October, 1999, is among The Enterprise Group of Funds, Inc. (the "Fund"), a Maryland corporation, Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser"), and Sanford C. Bernstein & Co., Inc., a New York corporation (hereinafter referred to as the "Fund Manager").

BACKGROUND INFORMATION

         (A) The Adviser has entered into an Investment Adviser's Agreement with the Fund ("Investment Adviser's Agreement"). Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the funds of the Fund, and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as fund managers to the funds.

         (B) The parties hereto wish to enter into an agreement whereby the Fund Manager will provide to the Managed Fund of the Fund (the "Managed Fund") securities investment advisory services for the Managed Fund.

WITNESSETH THAT:

         In consideration of the mutual covenants herein contained, the Fund, Adviser and the Fund Manager agree as follows:

                  (1) The Fund and Adviser hereby employ the Fund Manager to render certain investment advisory services to the Managed Fund, as set forth herein. The Fund Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.

                  (2) The Fund Manager shall furnish the Managed Fund advice with respect to the investment and reinvestment of the assets of the Managed Fund, or such portion of the assets of the Managed Fund as the Adviser shall specify from time to time, in accordance with the investment objectives, restrictions and limitations applicable to the Managed Fund which are set forth in the Fund's most recent Registration Statement.

                  (3) The Fund Manager shall perform a monthly reconciliation of the Managed Fund to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.

                  (4) The Fund Manager shall for all purposes herein be deemed to be an independent contractor. The Fund Manager has no authority to act for or represent the Fund or the funds in any way except to direct securities transactions pursuant to its investment advice hereunder. The Fund Manager is not an agent of the Fund or the funds.

                  (5) It is understood that the Fund Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the funds.

                  (6) (a) The Adviser agrees to pay the Fund Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth (20th) day after the close of each calendar month, a sum equal to 0.03333 of 1% of the average of the daily closing net asset value of the Managed Fund managed by the Fund Manager during such month (that is, 0.40 of 1% per year) for the first $10,000,000 of assets under management; and a sum equal to 0.025 of 1% of the average of the daily closing net asset value of the Managed Fund during such month (that is, 0.30 of 1% per year) for the next $40,000,000 of assets under management (up to $50,000,000); and a sum equal to 0.0166667 of 1% of the average of the daily closing net asset value of the Managed Fund during such month (that is 0.20 of 1% per year) for the next $50,000,000 of assets under management (up to $100,000,000); and a sum equal to 0.0083333 of 1% of the average of the daily closing net asset value of the Managed Fund during such month (that is 0.10% per year) for assets under management over $100,000,000.

                  (6) (b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.

                  (6) (c) For the purposes of this Paragraph 6, the daily closing net asset values of the Portfolio shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Managed Fund shares.

                  (7) The services of the Fund Manager hereunder are not to be deemed to be exclusive, and the Fund Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Fund Manager of its responsibilities hereunder, it is agreed that the Fund Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder.

                  (8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Fund Manager shall not be liable to the Fund, the Managed Fund or the Adviser or to any shareholder or shareholders of the Fund, the Managed Fund or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Fund Manager hereunder.

                  (9) The Fund Manager will take necessary steps to prevent the investment professionals of the Fund Manager who are responsible for investing assets of the Managed Fund from taking, at any time, a short position in any shares of any holdings of the Managed Fund for any accounts in which such individuals have a beneficial interest, excluding short positions, including without limitation, short against-the-box positions, effected for tax reasons. The Fund

Manager also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Managed Fund transactions insofar as such transactions may relate to the Fund Manager.

                  (10) In connection with the management of the investment and reinvestment of the assets of the Managed Fund, the Fund Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Managed Fund, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of fund securities for the Managed Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Managed Fund and its shareholders, the Fund Manager shall have the right, subject to the approval of the Board of Directors of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Managed Fund, the Adviser, or the Fund Manager and, subject to the Conduct Rules of the National Association of Securities Dealers, Inc., to select brokers and dealers who sell shares of the funds.

                           In lieu of selecting broker-dealers to execute
transactions for the Managed Fund, the Fund Manager may execute such transactions for the Managed Fund provided that it "steps-out" such transactions to the broker-dealers selected by the Fund Manager. A step-out is a service provided by the New York Stock Exchange and other markets which allows the Fund Manager to provide the Managed Fund with the benefit of the Fund Manager's execution capabilities at no additional charge and then transfer or step-out the confirmation and settlement responsibilities of such transactions to the broker-dealer(s) selected by the Fund Manager. In connection with a step-out, transaction charges shall be paid by the Managed Fund to the broker-dealers selected by the Fund Manager and not to the Fund Manager.

                           In addition to selecting brokers or dealers to
execute transactions for the Managed Fund, the Fund Manager may, subject to obtaining best execution, also act as a broker for the Managed Fund from time to time at rates not exceeding the usual and customary broker's commission. Under Federal law, the Fund Manager must obtain the Fund's and the Adviser's consent to effect agency cross transactions for the Managed Fund, which consent is hereby granted. The Fund Manager represents, warrants and covenants that all agency cross transactions for the Managed Fund will be effected by the Fund Manager strictly in accordance with Rule 206(3)-2 under the Investment Advisers Act of 1940. An agency cross transaction is where the Fund Manager purchases or sells securities from or to a non-managed account on behalf of a client's managed account. Pursuant to this consent, the Fund Manager will only effect an agency cross transaction for the Managed Fund with a non-managed account. When the Fund Manager crosses transactions in connection with a step-out, the Fund Manager will receive a commission from the transaction only with respect to the non-managed account and will not receive a commission from the transaction with respect to the Managed Fund. In an agency cross transaction where the Fund Manager acts as broker for the Managed Fund, the Fund Manager receives commissions from both sides of the trade and there is a potentially conflicting division of loyalties and responsibilities. However, as both sides to the trade want to execute the transaction at the best price without moving the market price in either direction, the Fund Manager believes that an agency cross transaction will aid both sides to the trade in obtaining the best price for the trade. THE FUND OR THE ADVISER MAY REVOKE THIS CONSENT BY WRITTEN NOTICE TO THE FUND MANAGER AT ANY TIME.

                  (11) The Fund may terminate this Agreement by thirty (30) days written notice to the Adviser and the Fund Manager at any time, without the payment of any penalty, by vote of the Fund's Board of Directors, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by thirty (30) days written notice to the Fund Manager and the Fund Manager may terminate this Agreement by thirty (30) days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provision of Section 15 (a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.

                  (12) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until December 31, 2000 and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Directors of the Fund, including a majority of those Directors who are not parties to this Agreement of interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund, and (2) is specifically approved at least annually by the vote of a majority of Directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                  (13) The Adviser shall indemnify and hold harmless the Fund Manager, its officers and directors and each person, if any, who controls the Fund Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Fund Manager's Agreement relates. However, in no case
(i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Fund Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Fund Manager or such controlling persons.

                           The Fund Manager shall indemnify and hold harmless
the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, damage or expense described in the foregoing indemnity, but only with respect to the Fund Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Fund Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Fund Manager, the Fund Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Fund Manager by the provisions of subsection (i) and
(ii) of this Paragraph 13.

                  (14) Except as otherwise provided in Paragraph 13 hereof and as may be required under applicable federal law, this Fund Manager's Agreement shall be governed by the laws of the State of Georgia.

                  (15) The Fund Manager agrees to notify the parties within a reasonable period of time regarding a material change in the membership of the Fund Manager.

                  (16) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

                  (17) Unless otherwise permitted, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing:

by the Fund Manager:         Sanford C. Bernstein & Co., Inc.
                             767 Fifth Avenue
                             New York, NY  10153-0185

by the Adviser:              Enterprise Capital Management, Inc.
                             3343 Peachtree Road, N.E., Suite 450
                             Atlanta, GA  30326-1022



by the Fund:                 The Enterprise Group of Funds, Inc. c/o Enterprise
                             Capital Management, Inc.
                             3343 Peachtree Road, N.E., Suite 450
                             Atlanta, GA  30326-1022

or by such other person or persons at such address or addresses as shall be specified by the applicable party, in each case, in a notice similarly given. Each party may rely upon any notice or other communication from the other reasonably believed by it to be genuine.

                  (18) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

                  (19) This Agreement constitutes the entire agreement between the Fund Manager, the Adviser and the Fund relating to the Managed Fund.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and their corporate seals hereunder duly affixed and attested, as of the date first above written.


                                         THE ENTERPRISE GROUP OF FUNDS, INC.
(SEAL)

ATTEST:  /s/CATHERINE R. MCCLELLAN       By: /s/VICTOR UGOLYN
       -----------------------------        ------------------------------------
                  Secretary                 Victor Ugolyn, Chairman, President
                                                 and Chief Executive Officer


                                         ENTERPRISE CAPITAL MANAGEMENT, INC.
(SEAL)

ATTEST:  /s/CATHERINE R. MCCLELLAN       By: /s/VICTOR UGOLYN
       -----------------------------        ------------------------------------
                  Secretary                  Victor Ugolyn, Chairman, President
                                                and Chief Executive Officer


                                         SANFORD C. BERNSTEIN & CO., INC.
(SEAL)

ATTEST: /s/                              By:  /s/ROGER HERTOG
       -----------------------------        ------------------------------------
       Title:  SVP & Secretary
             -----------------------
                                         Name:  Roger Hertog
                                              ----------------------------------

                                         Title:     President
                                               ---------------------------------

                                                                       EXHIBIT D


                                  MANAGED FUND
                                       OF
                       THE ENTERPRISE GROUP OF FUNDS, INC.

                            FUND MANAGER'S AGREEMENT

         THIS AGREEMENT, made the 1st day of November, 1999, is among The Enterprise Group of Funds, Inc. (the "Fund"), a Maryland corporation, Enterprise Capital Management, Inc., a Georgia corporation (hereinafter referred to as the "Adviser"), and OpCap Advisors, a Delaware general partnership, (hereinafter referred to as the "Fund Manager").

BACKGROUND INFORMATION

         (A) The Adviser has entered into an Investment Adviser's Agreement with the Fund ("Investment Adviser's Agreement"). Pursuant to the Investment Adviser's Agreement, the Adviser has agreed to render investment advisory and certain other management services to all of the funds of the Fund, and the Fund has agreed to employ the Adviser to render such services and to pay to the Adviser certain fees therefore. The Investment Adviser's Agreement recognizes that the Adviser may enter into agreements with other investment advisers who will serve as fund managers to the funds.

         (B) The parties hereto wish to enter into an agreement whereby the Fund Manager will provide to the Managed Fund of the Fund (the "Managed Fund") securities investment advisory services for the Managed Fund.

WITNESSETH THAT:

         In consideration of the mutual covenants herein contained, the Fund, Adviser and the Fund Manager agree as follows:

                  (1) The Fund and Adviser hereby employ the Fund Manager to render certain investment advisory services to the Managed Fund, as set forth herein. The Fund Manager hereby accepts such employment and agrees to perform such services on the terms herein set forth, and for the compensation herein provided.

                  (2) The Fund Manager shall furnish the Managed Fund advice with respect to the investment and reinvestment of the assets of the Managed Fund, or such portion of the assets of the Managed Fund as the Adviser shall specify from time to time, in accordance with the investment objectives, restrictions and limitations applicable to the Managed Fund which are set forth in the Fund's most recent Registration Statement.

                  (3) The Fund Manager shall perform a monthly reconciliation of the Managed Fund to the holdings report provided by the Fund's custodian and bring any material or significant variances regarding holdings or valuations to the attention of the Adviser.

                  (4) The Fund Manager shall for all purposes herein be deemed to be an independent contractor. The Fund Manager has no authority to act for or represent the Fund or the funds in any way except to direct securities transactions pursuant to its investment advice hereunder. The Fund Manager is not an agent of the Fund or the funds.

                  (5) It is understood that the Fund Manager does not, by this Agreement, undertake to assume or pay any costs or expenses of the Fund or the funds.

                  (6) (a) The Adviser agrees to pay the Fund Manager for its services to be furnished under this Agreement, with respect to each calendar month after the effective date of this Agreement, on the twentieth (20th) day after the close of each calendar month, a sum equal to 0.03333 of 1% of the average of the daily closing net asset value of the Managed Fund managed by the Fund Manager during such month (that is, 0.40 of 1% per year) for the first $100,000,000 of assets under management; and a sum equal to 0.025 of 1% of the average of the daily closing net asset value of the Managed Fund during such month (that is, 0.30 of 1% per year) for assets under management over $100,000,000.

                  (6) (b) The payment of all fees provided for hereunder shall be prorated and reduced for sums payable for a period less than a full month in the event of termination of this Agreement on a day that is not the end of a calendar month.

                  (6) (c) For the purposes of this Paragraph 6, the daily closing net asset values of the Portfolio shall be computed in the manner specified in the Registration Statement for the computation of the value of such net assets in connection with the determination of the net asset value of the Managed Fund shares.

                  (7) The services of the Fund Manager hereunder are not to be deemed to be exclusive, and the Fund Manager is free to render services to others and to engage in other activities so long as its services hereunder are not impaired thereby. Without in any way relieving the Fund Manager of its responsibilities hereunder, it is agreed that the Fund Manager may employ others to furnish factual information, economic advice and/or research, and investment recommendations, upon which its investment advice and service is furnished hereunder.

                  (8) In the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or reckless disregard of its obligations and duties hereunder, the Fund Manager shall not be liable to the Fund, the Managed Fund or the Adviser or to any shareholder or shareholders of the Fund, the Managed Fund or the Adviser for any mistake of judgment, act or omission in the course of, or connected with, the services to be rendered by the Fund Manager hereunder.

                  (9) The Fund Manager will take necessary steps to prevent the investment professionals of the Fund Manager who are responsible for investing assets of the Managed Fund from taking, at any time, a short position in any shares of any holdings of the Managed Fund for any accounts in which such individuals have a beneficial interest, excluding short positions, including without limitation, short against-the-box positions, effected for tax reasons. The Fund Manager also will cooperate with the Fund in adopting a written policy prohibiting insider trading with respect to Managed Fund transactions insofar as such transactions may relate to the Fund Manager.

                  (10) In connection with the management of the investment and reinvestment of the assets of the Managed Fund, the Fund Manager is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Managed Fund, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to such purchases and sales of fund securities for the Managed Fund. Subject to this primary requirement, and maintaining as its first consideration the benefits for the Managed Fund and its shareholders, the Fund Manager shall have the right, subject to the approval of the Board of Directors of the Fund and of the Adviser, to follow a policy of selecting brokers and dealers who furnish statistical research and other services to the Managed Fund, the Adviser, or the Fund Manager and, subject to the Conduct Rules of the National Association of Securities Dealers, Inc., to select brokers and dealers who sell shares of the funds.

                  (11) The Fund may terminate this Agreement by thirty (30) days written notice to the Adviser and the Fund Manager at any time, without the payment of any penalty, by vote of the Fund's Board of Directors, or by vote of a majority of its outstanding voting securities. The Adviser may terminate this Agreement by thirty (30) days written notice to the Fund Manager and the Fund Manager may terminate this Agreement by thirty (30) days written notice to the Adviser, without the payment of any penalty. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provision of Section 15 (a) of the Investment Company Act of 1940, in which event this Agreement shall remain in full force and effect.

                  (12) Subject to prior termination as provided above, this Agreement shall continue in force from the date of execution until December 31, 2000 and from year to year thereafter if its continuance after said date: (1) is specifically approved on or before said date and at least annually thereafter by vote of the Board of Directors of the Fund, including a majority of those Directors who are not parties to this Agreement of interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund, and (2) is specifically approved at least annually by the vote of a majority of Directors of the Fund who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

                  (13) The Adviser shall indemnify and hold harmless the Fund Manager, its officers and directors and each person, if any, who controls the Fund Manager within the meaning of Section 15 of the Securities Act of 1933 (any and all such persons shall be referred to as "Indemnified Party"), against any loss, liability, damage or expense (including the reasonable cost of investigating or defending any alleged loss, liability, damages or expense and reasonable counsel fees incurred in connection therewith), arising by reason of any matter to which this Fund Manager's Agreement relates. However, in no case
(i) is this indemnity to be deemed to protect any particular Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Fund Manager's Agreement or (ii) is the Adviser to be liable under this indemnity with respect to any claim made against any particular Indemnified Party unless such Indemnified Party shall have notified the Adviser in writing within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Fund Manager or such controlling persons.

                           The Fund Manager shall indemnify and hold harmless
the Adviser and each of its directors and officers and each person if any who controls the Adviser within the meaning of Section 15 of the Securities Act of 1933, against any loss, liability, damage or expense described in the foregoing indemnity, but only with respect to the Fund Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties under this Fund

Manager's Agreement. In case any action shall be brought against the Adviser or any person so indemnified, in respect of which indemnity may be sought against the Fund Manager, the Fund Manager shall have the rights and duties given to the Adviser, and the Adviser and each person so indemnified shall have the rights and duties given to the Fund Manager by the provisions of subsection (i) and
(ii) of this Paragraph 13.

                  (14) Except as otherwise provided in Paragraph 13 hereof and as may be required under applicable federal law, this Fund Manager's Agreement shall be governed by the laws of the State of Georgia.

                  (15) The Fund Manager agrees to notify the parties within a reasonable period of time regarding a material change in the membership of the Fund Manager.

                  (19) The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.

                  (20) Unless otherwise permitted, all notices, instructions and advice with respect to security transactions or any other matters contemplated by this Agreement shall be deemed duly given when received in writing:

by the Fund Manager:                OpCap Advisors
                                    1345 Avenue of the Americas
                                    47th Floor
                                    New York, New York  10105-4800

by the Adviser:                     Enterprise Capital Management, Inc.
                                    3343 Peachtree Road, N.E., Suite 450
                                    Atlanta, GA  30326-1022


by the Fund:                        The Enterprise Group of Funds, Inc.
                                    c/o Enterprise Capital Management, Inc.
                                    3343 Peachtree Road, N.E., Suite 450
                                    Atlanta, GA  30326-1022


or by such other person or persons at such address or addresses as shall be specified by the applicable party, in each case, in a notice similarly given. Each party may rely upon any notice or other communication from the other reasonably believed by it to be genuine.

                  (21) This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which, when taken together, shall constitute one and the same agreement.

                  (22) This Agreement constitutes the entire agreement between the Fund Manager, the Adviser and the Fund relating to the Managed Fund.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers and their corporate seals hereunder duly affixed and attested, as of the date first above written.

                                        THE ENTERPRISE GROUP OF FUNDS, INC.
(SEAL)

ATTEST:  /s/ CATHERINE R. MCCLELLAN     By: /s/ VICTOR UGOLYN
       -----------------------------       -------------------------------------
                  Secretary                 Victor Ugolyn, Chairman, President
                                                and Chief Executive Officer


                                        ENTERPRISE CAPITAL MANAGEMENT, INC.
(SEAL)

ATTEST:  /s/ CATHERINE R. MCCLELLAN     By: /s/ VICTOR UGOLYN
       -----------------------------       -------------------------------------
                  Secretary                 Victor Ugolyn, Chairman, President
                                                and Chief Executive Officer


                                        OPCAP ADVISORS
(SEAL)

ATTEST: /s/                             By: /s/
       -----------------------------       -------------------------------------
       Title:
             -----------------------
                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------